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                                                                      GE Funds
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                        Supplement Dated March 9, 1999
                     To Prospectus Dated January 30, 1999

The section titled "The Strategy" on page 16 of the Prospectus is amended to add the following sentence after the first sentence of the third paragraph:

         Under certain circumstances, the Fund may invest in securities of companies located in the United States.

The following amends the Annual Fund Operating Expenses table on page 42 of the Prospectus:

         The Net Operating Expense figures for the GE Small-Cap Value Equity Fund should be 1.15% (rather than 1.25%) for Class C shares and .90% (rather than 1.00%) for Class D shares.

The following amends the last footnote on page 43 of the Prospectus:

         Effective March 12, 1999, GE Investment Management will discontinue the voluntary limitation on "Total Operating Expenses" of the GE U.S. Equity Fund.

The following amends certain of the Calendar Year Total Return figures for NWQ Investment Management Company that appear in the bar chart on page 62 of the
Prospectus:

         The composite figure shown for 1998 should be 8% (rather than 9%) and the composite figure shown for 1996 should be 29% (rather than 30%).

                                                                       GE-PRO-36